Exhibit 99.3

                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Zions Bancorporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 13, 2002                 /s/Harris H. Simmons
                                         ---------------------------------------
                                         Name:    Harris H. Simmons
                                         Title:   Chairman, President and
                                                  Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.